UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 30, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Hangzhou Manufacturing Base Tenancy Agreement
Ex-10.2 3COM Corporation 2003 Stock Plan, as amended and restated effective January 1, 2009

ITEM 1.01	Entry into a Material Definitive Agreement
On December 30, 2008, our H3C subsidiary, which operates our China-based business, renewed the lease for its Hangzhou, China headquarters, effective January 1, 2009 (the “H3C Lease Agreement”). The lease is for a three-year term from January 1, 2009 through and including December 31, 2011. Under the terms of the lease agreement with landlord Huawei Technologies, H3C will pay rent of approximately RMB 34,003,653 (or USD 5 million) per year for space totaling approximately 738,369 square feet. H3C will also pay a property management fee under a separate agreement. The facility will be used for headquarters functions as well as general administrative office uses and activities such as research and development, manufacturing, storage, sales and training. H3C has the option to renew the lease at the end of the term provided the parties agree on terms and Huawei intends to use the property as a leased property. H3C may terminate the lease at any time with six months prior written notice to Huawei and a penalty payment of two months’ rent. Huawei is a significant customer of H3C.
The foregoing description of the H3C Lease Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the H3C Lease Agreement. The H3C Lease Agreement, included as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Amendments to 2003 Stock Plan. On December 9, 2008, the Compensation Committee of the Board approved an amended and restated 2003 Stock Plan attached as Exhibit 10.2 hereto. The amendments are intended to facilitate compliance with Internal Revenue Code section 409A.

Exhibit Number	Description

10.1	Hangzhou Manufacture Base Tenancy Agreement for No. 310 Liuhe Road, Binjiang District, Hangzhou, Zhejiang, China, effective January 1, 2009, by and between Huawei Technologies Co., Ltd., as landlord, and Hangzhou H3C Technologies Co., Ltd., as tenant.

10.2	3Com Corporation 2003 Stock Plan, as amended and restated effective January 1, 2009*

*	Indicates a management contract or compensatory plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: January 6, 2009	By:	/s/ Neal D. Goldman
Neal D. Goldman
Executive Vice President, Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Hangzhou Manufacture Base Tenancy Agreement for No. 310 Liuhe Road, Binjiang District, Hangzhou, Zhejiang, China, effective January 1, 2009, by and between Huawei Technologies Co., Ltd., as landlord, and Hangzhou H3C Technologies Co., Ltd., as tenant.

10.2	3Com Corporation 2003 Stock Plan, as amended and restated effective January 1, 2009*

*	Indicates a management contract or compensatory plan.